Exhibit 99.1

NEWS RELEASE

Investors and Media Contacts:
Bill Horning / Beth Haiken
925.658.6193 / 925.658.6192

THE PMI GROUP, INC. REPORTS FIRST QUARTER 2007 NET

INCOME OF $102.0 MILLION, OR $1.16 PER DILUTED SHARE

RECORD QUARTERLY REVENUES DRIVEN BY GROWTH IN

U.S. MORTGAGE INSURANCE OPERATIONS

Walnut Creek, CA, April 30, 2007 - The PMI Group, Inc. (NYSE: PMI) (the “Company”) today reported net income for the first quarter of 2007 of $102.0 million compared to net income in the first quarter of 2006 of $105.3 million. Diluted net income per share grew by approximately six percent to $1.16 for the first quarter of 2007 compared to $1.09 for the first quarter of 2006 and was positively influenced by the Company’s redemption of its 2.5% Senior Convertible Debentures in October 2006.

The Company ended the first quarter of 2007 with a book value of $42.21 per share compared to $37.24 at the end of the first quarter of 2006, representing an increase of approximately 13%.

Highlights include:

•

U.S. Mortgage Insurance Operations[1] — achieved record total revenues driven by strong growth in net premiums written and earned, and grew primary insurance in force to $106.9 billion. Net premiums written and net premiums earned in the first quarter of 2007 increased approximately 20% and 16%, respectively, compared to the same period one year ago;

•

International Operations[2] — PMI Australia had solid growth in net premiums written driven by insurance in force growth of 27%, compared to the first quarter of 2006, to end at $156.7 billion. PMI Europe reported strong growth in net premiums written of approximately 24% compared to the first quarter of 2006;

•

Financial Guaranty[3] — equity in earnings from FGIC grew by 34% to $29.3 million compared to the first quarter of 2006 as a result of strong premium earnings, increased net investment income and a favorable impact to tax expense from a reduction of contingent tax reserves;

[1]

“U.S. Mortgage Insurance Operations” includes the results of PMI Mortgage Insurance Co. (PMI) and affiliated U.S. reinsurance companies and equity in earnings from CMG Mortgage Insurance Company (CMG MI).

[2]	“International Operations” includes the results of PMI Australia, PMI Europe and PMI Asia.
[3]	“Financial Guaranty” includes PMI Guaranty and our equity in earnings from our investments in Financial Guaranty Insurance Company, Inc. (FGIC) and Ram Reinsurance Company Ltd. (RAM Re).

•

Capital Events — the Company repurchased approximately 325,000 common shares for approximately $14 million. The Company’s accelerated stock buyback program is expected to be completed in the second quarter of 2007.

Consolidated Operating Results

Consolidated net premiums written for the first quarter of 2007 totaled $244.1 million compared to $201.9 million for the same period one year ago. The year over year increase was primarily due to an increase in new insurance written, improved persistency, higher average premium rates and higher average insured loan balances in U.S. Mortgage Insurance Operations and an increase in net premiums written in PMI Australia.

Consolidated premiums earned for the first quarter of 2007 were $236.4 million compared to $206.2 million for the same period one year ago. The increase in the first quarter of 2007 was due to insurance in force growth, higher average premium rates and loan sizes in U.S. Mortgage Insurance Operations and insurance in force growth in PMI Australia.

Consolidated losses and loss adjustment expenses for the first quarter of 2007 were $109.3 million compared to $60.9 million in the same period last year. The increase in first quarter of 2007 was primarily a result of higher incurred losses in U.S. Mortgage Insurance Operations and PMI Australia. The incurred losses increase in U.S. Mortgage Insurance Operations was a result of an increase in claim size and claim rates while the increase in PMI Australia was due to higher claim sizes and an increase in the number of delinquent loans.

Consolidated other underwriting and operating expenses for the first quarter of 2007 were $62.7 million compared to $58.6 million for the same period one year ago. The increase in the first quarter of 2007 was due primarily to higher stock option expense charges.

Consolidated reserve for losses and loss adjustment expenses totaled $443.0 million as of March 31, 2007 compared to $414.7 million as of December 31, 2006 and $369.9 million as of March 31, 2006. Loss reserves in U.S. Mortgage Insurance Operations increased $19.9 million in the first quarter of 2007 primarily due to lower default cure rates and higher claim sizes. PMI Australia’s reserve for losses and LAE increased $7.8 million in the first quarter of 2007 primarily due to an increase in the number of delinquent loans.

The PMI Group, Inc. First Quarter Results by Segment

	First Quarter Total Revenues			First Quarter Net Income
(Dollars in millions, except per share data)	2007	2006	% Change	2007	2006	% Change
U.S. Mortgage Insurance Operations	$229.2	$197.9	15.8%	$68.9	$70.1	(1.7)%
International Operations	63.8	56.6	12.7%	23.1	28.6	(19.2)%
Financial Guaranty	34.2	23.2	47.4%	29.9	21.1	41.7%
Corporate and Other[4]	3.8	10.1	n.m.	(19.8)	(14.5)	n.m.

Total	$331.0	$287.9	15.0%	$102.0	$105.3	(3.1)%

Diluted Net Income Per Share				$1.16	$1.09	6.4%
Book Value Per Share				$42.21	$37.24	13.3%

May not total due to rounding

n.m. – Not meaningful

Segment Highlights

U.S. Mortgage Insurance Operations

•

Net premiums written in the first quarter of 2007 increased to $195.9 million from $163.5 million in the first quarter of 2006. The increase was due primarily to increases in new insurance written, improved persistency, higher average premium rates and higher average insured loan balances.

•	The primary persistency rate improved to 70.7% in the first quarter of 2007 compared to 63.1% in the first quarter of 2006.

•	Total incurred losses in the first quarter of 2007 were $92.8 million compared to $59.1 million in the first quarter of 2006 driven by higher claim sizes and higher claim rates.

•

Total claims paid increased to $69.3 million for the first quarter of 2007 compared to $55.1 million in the first quarter of 2006 driven by an increase in the number of claims paid and a higher average claim size.

•

After-tax equity in earnings from CMG MI for the first quarter of 2007 was $3.2 million, compared to $2.9 million for the same period of 2006. CMG MI’s insurance in force grew to $16.7 billion, persistency increased to 78.5% and the primary default rate was just under one percent.

International Operations

•

PMI Australia reported quarterly net income of $18.0 million for the first quarter of 2007 compared to $24.1 million for the first quarter of 2006. The decrease in net income was due primarily to higher incurred losses partially offset by increases in net investment income and premiums earned. The first quarter of 2007 loss reserve addition was $7.8 million while paid claims for the quarter totaled $8.4 million.

[4]	The “Corporate and Other” segment primarily consists of the holding company, contract underwriting operations and intercompany eliminations.

•

PMI Europe reported net income of $3.0 million in the first quarter of 2007 compared to $2.9 million for the same period a year ago. Net income in the first quarter of 2007 was favorably impacted by a decrease in losses and expenses offset by a decline in premiums earned.

•	PMI Asia’s net income in the first quarter of 2007 totaled $2.2 million compared to $1.6 million for the same period a year ago.

Financial Guaranty

•	After-tax equity in earnings from FGIC for the first quarter of 2007 totaled $27.1 million compared to $20.3 million for the same period a year ago.

•	After-tax equity in earnings from RAM Re for the first quarter of 2007 was $1.5 million compared to $0.8 million for the same period one year ago.

•	PMI Guaranty’s net income in the first quarter of 2007 totaled $1.2 million. PMI Guaranty began operations in the fourth quarter of 2006.

Corporate and Other

•

The Corporate and Other segment reported a net loss for the first quarter of 2007 totaling $19.8 million compared to a net loss of $14.5 million for the same period a year ago. The increase in the net loss for the first quarter of 2007 compared to 2006 was due primarily to decreased net investment income from a reduction in the size of the investment portfolio and an increase in share-based compensation expense.

ABOUT THE PMI GROUP, INC.

The PMI Group, Inc. (NYSE: PMI), headquartered in Walnut Creek, CA, is an international provider of credit enhancement products that promote homeownership and facilitate mortgage transactions in the capital markets. Through its wholly owned subsidiaries and unconsolidated strategic investments, the company offers residential mortgage insurance and credit enhancement products domestically and internationally, financial guaranty insurance, and financial guaranty reinsurance. Through its subsidiaries, The PMI Group, Inc. is one of the world’s largest providers of private mortgage insurance with operations in the United States, Australia, New Zealand, and the European Union, as well as one of the largest providers of mortgage guaranty reinsurance in Hong Kong.

Cautionary Statement: Statements in this earnings release that are not historical facts, and that relate to future plans, events or performance are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Readers are cautioned that forward-looking statements by their nature involve risk and uncertainty because they relate to events and depend on circumstances that will occur in the future. Many factors could cause actual results and developments to differ materially from those expressed or implied by these forward-looking statements. Risks and uncertainties that could affect the Company are discussed in our Form 10-K for the year ended December 31, 2006 and include changes in economic conditions such as interest rates, home values, employment rates and refinance activity. We undertake no obligation to update forward-looking statements.

# # #

THE PMI GROUP, INC. AND SUBSIDIARIES (the “Company”)

FINANCIAL RESULTS AND STATISTICAL INFORMATION FOR THE PERIOD ENDED MARCH 31, 2007

Contents

Consolidated Statements of Operations and Balance Sheets	Page 2

Business Segments Results of Operations - Three Months Ended March 31, 2007 and 2006	Page 3

Business Segments Balance Sheets	Page 4

U.S. Mortgage Insurance Operations Analysis of Reserve for Losses and LAE and Financial and Statistical Information	Page 5

U.S. Mortgage Insurance Operations Financial and Statistical Information	Page 6

CMG Mortgage Insurance Company, PMI Australia and PMI Europe Financial and Statistical Information	Page 7

Appendix A - PMI Australia and PMI Europe Quarterly Financial Information	Page 8

Appendix B - Business Segments Results of Operations by Quarter	Page 9

Appendix C - PMI Australia Financial and Statistical Information	Page 10

Please refer to the following when noted:

(1)	For the quarter ended March 31, 2007, the Company’s equity in earnings from unconsolidated subsidiaries include FGIC Corporation, CMG Mortgage Insurance Company (“CMG MI”), RAM Reinsurance Company, Ltd. (“RAM Re”), and certain limited partnership interests.

(2)	U.S. Mortgage Insurance Operations include the operating results of PMI Mortgage Insurance Co. (“PMI”) and affiliated U.S. mortgage insurance and reinsurance companies. CMG MI and its affiliates are included under the equity method of accounting in equity in earnings from unconsolidated subsidiaries.

(3)	International Operations include PMI Australia, PMI Europe and PMI Asia. PMI Canada is expected to begin offering residential mortgage insurance products to Canadian lenders and mortgage originators in the first half of 2007.

(4)	Financial Guaranty represents our equity investments in FGIC Corporation and RAM Re, and also represents PMI Guaranty Co. (“PMI Guaranty”).

(5)	The “Corporate and Other” segment includes other income and related operating expenses of PMI Mortgage Services Co.; investment income, interest expense, intercompany eliminations and corporate expenses of The PMI Group, Inc.; the results of Commercial Loan Insurance Corporation and WMAC Credit Insurance Corporation and equity in earnings from certain limited partnerships.

(6)	Other underwriting and operating expenses from the “Corporate and Other” segment includes charges of $7.1 million (pre-tax) or $5.0 million (after tax) for stock option expenses and related stock based compensation expenses in the first quarter ended March 31, 2007 compared to pre-tax $5.0 million ($3.7 million after tax) for the corresponding period in 2006.

(7)	The expense ratio is expressed as a percentage, of the sum of amortization of deferred policy acquisition costs and other underwriting and operating expenses to net premiums written. The loss ratio is expressed as a percentage, of the sum of losses and loss adjustment expenses to premiums earned.

(8)	Pool insurance includes modified pool, GSE pool, old pool and all other pool insurance products for U.S. Mortgage Insurance Operations.

(9)	Statutory risk-to-capital ratio is for PMI only.

(10)	In March 2007, 325,000 common shares were repurchased for $14.2 million, or $43.81 per common share, under the $400 million program which was authorized by our Board of Directors in July 2006. In February 2007, our Board of Directors authorized another common share repurchase program in an amount not to exceed $150 million. No common shares have been repurchased under the February 2007 program.

(11)	Interest expense in our Financial Guaranty segment relates to a $50 million surplus note provided to PMI Guaranty Co. by the Company. The surplus note bears interest at an annual rate of 5.85% and is due October 20, 2026. This is eliminated in the Corporate and Other segment.

Note:	The interim financial and statistical information contained in this material is unaudited. Certain prior periods’ information has been reclassified to conform to the current periods’ presentation.

THE PMI GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended March 31,
	2007	2006
	(Dollars and shares, except per share data, in thousands)
Net premiums written	$244,051	$201,904

Revenues
Premiums earned	$236,361	$206,241
Income from credit default swaps	1,828	1,638
Net investment income	52,639	46,867
Equity in earnings from unconsolidated subsidiaries (1)	36,509	27,625
Net realized investment gains	1,578	340
Other income	2,082	5,147

Total revenues	330,997	287,858

Losses and expenses
Losses and loss adjustment expenses	109,320	60,939
Amortization of deferred policy acquisition costs	16,445	16,987
Other underwriting and operating expenses (6)	62,701	58,565
Field office restructuring	—	1,955
Interest expense	8,259	8,179

Total losses and expenses	196,725	146,625

Income before income taxes	134,272	141,233
Income taxes	32,239	35,885

Net income	$102,033	$105,348

Diluted net income per share	$1.16	$1.09

Reconciliation of earnings per share
Net income	$102,033	$105,348
Plus: Interest expense on contingently convertible debt, net of income taxes	—	1,912

Net income adjusted for diluted earnings per share calculation	$102,033	$107,260

Share data:
Basic weighted average common shares outstanding	86,968	89,036
Stock options and other dilutive components	1,212	1,413
Common stock equivalent shares related to contingently convertible debt	—	8,153

Diluted weighted average common shares outstanding	88,180	98,602

Share repurchase data:
Common shares repurchased (10)	325	81

Average price paid per common share repurchased (including commissions)	$43.81	$43.01

CONSOLIDATED BALANCE SHEETS

	March 31, 2007	December 31, 2006	March 31, 2006
	(Unaudited)		(Unaudited)
	(Dollars and shares, except per share data, in thousands)
Assets
Cash and investments, at fair value	$3,935,240	$3,750,140	$3,876,953
Investments in unconsolidated subsidiaries (1)	1,129,764	1,100,387	1,002,707
Related party receivables	1,857	714	2,779
Reinsurance receivables, reinsurance recoverables and prepaid premiums	10,614	25,315	20,225
Deferred policy acquisition costs	88,772	87,008	84,173
Other assets	371,589	356,582	360,673

Total assets	$5,537,836	$5,320,146	$5,347,510

Liabilities
Reserve for losses and loss adjustment expenses	$443,020	$414,736	$369,914
Unearned premiums	537,857	520,264	480,460
Long-term debt	496,593	496,593	819,529
Other liabilities	395,405	319,963	350,349

Total liabilities	1,872,875	1,751,556	2,020,252

Shareholders’ equity	3,664,961	3,568,590	3,327,258

Total liabilities and shareholders’ equity	$5,537,836	$5,320,146	$5,347,510

Basic shares issued and outstanding	86,835	86,747	89,354

Book value per share	$42.21	$41.14	$37.24

THE PMI GROUP, INC. AND SUBSIDIARIES

BUSINESS SEGMENTS RESULTS OF OPERATIONS

	U.S. Mortgage Insurance Operations (2)	International Operations (3)	Financial Guaranty (4)	Corporate and Other (5)	Consolidated Total
	Three Months Ended March 31, 2007 (Unaudited)
	(Dollars in thousands)
Net premiums written	$195,916	$43,382	$4,741	$12	$244,051

Revenues
Premiums earned	$193,759	$42,382	$207	$13	$236,361
Income from credit default swaps	—	1,828	—	—	1,828
Net investment income	28,322	19,164	2,321	2,832	52,639
Equity in earnings (losses) from unconsolidated subsidiaries (1)	4,861	—	31,703	(55)	36,509
Net realized investment gains (losses)	2,267	37	—	(726)	1,578
Other (loss) income	(13)	389	—	1,706	2,082

Total revenues	229,196	63,800	34,231	3,770	330,997

Losses and expenses
Losses and loss adjustment expenses	92,784	16,536	—	—	109,320
Amortization of deferred policy acquisition costs	12,582	3,761	102	—	16,445
Other underwriting and operating expenses (6)	27,661	10,573	454	24,013	62,701
Interest expense (11)	—	6	731	7,522	8,259

Total losses and expenses	133,027	30,876	1,287	31,535	196,725

Income (loss) before income taxes	96,169	32,924	32,944	(27,765)	134,272
Income taxes (benefit)	27,293	9,798	3,080	(7,932)	32,239

Net income (loss)	$68,876	$23,126	$29,864	$(19,833)	$102,033

Expense ratio (7)	20.5%	33.0%
Loss ratio (7)	47.9%	39.0%
Combined ratio	68.4%	72.0%

	Three Months Ended March 31, 2006 (Unaudited)
	(Dollars in thousands)
Net premiums written	$163,474	$38,420	$—	$10	$201,904

Revenues
Premiums earned	$167,538	$38,686	$—	$17	$206,241
Income from credit default swaps	—	1,638	—	—	1,638
Net investment income	25,676	14,785	—	6,406	46,867
Equity in earnings (losses) from unconsolidated subsidiaries (1)	4,492	—	23,235	(102)	27,625
Net realized investment gains (losses)	237	142	—	(39)	340
Other (loss) income	(23)	1,393	—	3,777	5,147

Total revenues	197,920	56,644	23,235	10,059	287,858

Losses and expenses
Losses and loss adjustment expenses	59,147	1,792	—	—	60,939
Amortization of deferred policy acquisition costs	13,442	3,545	—	—	16,987
Other underwriting and operating expenses (6)	25,911	9,789	—	22,865	58,565
Field office restructuring	1,955	—	—	—	1,955
Interest expense	—	—	—	8,179	8,179

Total losses and expenses	100,455	15,126	—	31,044	146,625

Income (loss) before income taxes	97,465	41,518	23,235	(20,985)	141,233
Income tax (benefit)	27,360	12,909	2,137	(6,521)	35,885

Net income (loss)	$70,105	$28,609	$21,098	$(14,464)	$105,348

Expense ratio (7)	25.3%	34.7%
Loss ratio (7)	35.3%	4.6%
Combined ratio	60.6%	39.3%

THE PMI GROUP, INC. AND SUBSIDIARIES

BUSINESS SEGMENTS BALANCE SHEETS

	U.S. Mortgage Insurance Operations (2)	International Operations (3)	Financial Guaranty (4)		Corporate and Other (5)	Consolidated Total
	March 31, 2007 (unaudited)
	(Dollars in thousands)
Assets
Cash and investments, at fair value	$2,162,451	$1,398,636	$214,180		$159,973	$3,935,240
Investments in unconsolidated subsidiaries (1)	137,041	—	977,523		15,200	1,129,764
Related party receivables (payables)	1,811	—	131		(85)	1,857
Reinsurance receivables, recoverables and prepaid premiums	8,984	1,630	—		—	10,614
Deferred policy acquisition costs	43,193	43,397	2,182		—	88,772
Other assets	201,280	68,851	5,284		96,174	371,589

Total assets	$2,554,760	$1,512,514	$1,199,300		$271,262	$5,537,836

Liabilities
Reserve for losses and loss adjustment expenses	$386,036	$56,984	$—		$—	$443,020
Unearned premiums	108,968	422,733	6,123		33	537,857
Long-term debt	—	—	50,000	(11)	446,593	496,593
Other liabilities (assets)	347,720	78,001	45,745		(76,061)	395,405

Total liabilities	842,724	557,718	101,868		370,565	1,872,875

Shareholders’ equity (deficit)	1,712,036	954,796	1,097,432		(99,303)	3,664,961

Total liabilities and shareholders’ equity	$2,554,760	$1,512,514	$1,199,300		$271,262	$5,537,836

	December 31, 2006
	(Dollars in thousands)
Assets
Cash and investments, at fair value	$1,990,326	$1,349,069	$210,277		$200,468	$3,750,140
Investments in unconsolidated subsidiaries (1)	132,403	—	950,249		17,735	1,100,387
Related party receivables	735	—	—		(21)	714
Reinsurance receivables, recoverables and prepaid premiums	16,504	8,811	—		—	25,315
Deferred policy acquisition costs	43,523	42,538	947		—	87,008
Other assets	209,331	46,669	3,161		97,421	356,582

Total assets	$2,392,822	$1,447,087	$1,164,634		$315,603	$5,320,146

Liabilities
Reserve for losses and loss adjustment expenses	$366,182	$48,554	$—		$—	$414,736
Unearned premiums	106,445	412,196	1,589		34	520,264
Long-term debt	—	—	50,000	(11)	446,593	496,593
Other liabilities (assets)	280,678	73,099	41,256		(75,070)	319,963

Total liabilities	753,305	533,849	92,845		371,557	1,751,556

Shareholders’ equity (deficit)	1,639,517	913,238	1,071,789		(55,954)	3,568,590

Total liabilities and shareholders’ equity	$2,392,822	$1,447,087	$1,164,634		$315,603	$5,320,146

	March 31, 2006 (unaudited)
	(Dollars in thousands)
Assets
Cash and investments, at fair value	$2,203,435	$1,094,316	$—		$579,202	$3,876,953
Investments in unconsolidated subsidiaries (1)	133,218	—	850,686		18,803	1,002,707
Related party receivables	2,183	—	—		596	2,779
Reinsurance receivables, recoverables and prepaid premiums	14,986	5,239	—		—	20,225
Deferred policy acquisition costs	46,987	37,186	—		—	84,173
Other assets	206,435	30,560	—		123,678	360,673

Total assets	$2,607,244	$1,167,301	$850,686		$722,279	$5,347,510

Liabilities
Reserve for losses and loss adjustment expenses	$346,437	$23,476	$—		$1	$369,914
Unearned premiums	156,993	323,431	—		36	480,460
Long-term debt	—	—	—		819,529	819,529
Other liabilities (assets)	282,510	79,565	21,148		(32,874)	350,349

Total liabilities	785,940	426,472	21,148		786,692	2,020,252

Shareholders’ equity (deficit)	1,821,304	740,829	829,538		(64,413)	3,327,258

Total liabilities and shareholders’ equity	$2,607,244	$1,167,301	$850,686		$722,279	$5,347,510

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS (2) ANALYSIS OF RESERVE FOR LOSSES AND LAE

	March 31, 2007		December 31, 2006		March 31, 2006
	Loans in Default	Reserve for Losses and LAE	Loans in Default	Reserve for Losses and LAE	Loans in Default	Reserve for Losses and LAE

	(Dollars in thousands)
Primary insurance	39,206	$348,735	39,997	$332,900	37,784	$308,843
Pool insurance (8)	18,500	37,301	15,898	33,282	19,069	37,594

Total	57,706	$386,036	55,895	$366,182	56,853	$346,437

Reconciliation of Reserve for Losses and LAE

	March 31, 2007	December 31, 2006	Reserve Change
	(Dollars in thousands)
Gross reserve for losses and LAE:
Primary insurance	$348,735	$332,900	$15,835
Pool insurance (8)	37,301	33,282	4,019

Total gross reserve for losses and LAE	386,036	366,182	19,854

Ceded reserve for losses:
Primary insurance	(2,590)	(2,769)	179
Pool insurance (8)	(79)	(79)	—

Total ceded reserve for losses	(2,669)	(2,848)	179

Net reserve for losses and LAE	$383,367	$363,334	$20,033

U.S. MORTGAGE INSURANCE OPERATIONS (2) FINANCIAL AND STATISTICAL INFORMATION

	Three Months Ended March 31,
	2007	2006
Flow insurance written (in millions)	$7,524	$5,040
Structured insurance written (in millions)	3,439	3,047

Primary new insurance written (in millions)	$10,963	$8,087

Primary new risk written (in millions)	$2,920	$2,148

Pool new insurance written (in millions) (8)	$6,188	$4,726

Pool new risk written (in millions) (8)	$178	$104

Product mix as a % of new insurance written:
Above 97% LTV’s	36%	13%
90.01% to 95% LTV’s	21%	21%
85.01% to 90% LTV’s	27%	46%
90.01% to 95% LTV’s with >= 30% coverage	15%	18%
85.01% to 90% LTV’s with >= 25% coverage	24%	41%
ARMs	16%	39%
Monthlies	95%	97%
Refinances	47%	39%
Structured transactions	31%	38%

Premiums written (in thousands):
Gross premiums written	$240,430	$208,135
Ceded premiums, net of assumed premiums	(41,135)	(41,654)
Refunded premiums	(3,379)	(3,007)

Net premiums written	195,916	163,474
Change in unearned premiums	(2,157)	4,064

Net premiums earned	$193,759	$167,538

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS (2) FINANCIAL AND STATISTICAL INFORMATION

	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005
Primary insurance in force (in millions)
Flow	$87,184	$85,086	$84,405	$84,644	$85,685	$86,991
Structured transactions	19,701	17,549	15,877	15,741	15,826	14,099

Total	$106,885	$102,635	$100,282	$100,385	$101,511	$101,090

Primary risk in force (in millions)
Flow	$21,837	$21,095	$20,855	$20,883	$21,102	$21,388
Structured transactions	5,138	4,616	4,193	4,127	4,147	3,583

Total	$26,975	$25,711	$25,048	$25,010	$25,249	$24,971

Pool risk in force (in millions) (8)	$3,373	$3,216	$2,773	$2,737	$2,666	$2,589

Primary risk in force—credit score distribution
Flow 620 or above	93.8%	93.7%	93.5%	93.3%	93.2%	93.0%
619-575	4.9%	5.0%	5.2%	5.3%	5.4%	5.5%
574 or below	1.3%	1.3%	1.3%	1.4%	1.4%	1.5%

Structured transactions 620 or above	85.3%	84.7%	82.8%	80.7%	79.2%	76.9%
619-575	9.2%	9.8%	10.8%	12.3%	13.2%	14.5%
574 or below	5.5%	5.5%	6.4%	7.1%	7.6%	8.6%

Total 620 or above	92.2%	92.0%	91.7%	91.3%	90.9%	90.7%
619-575	5.7%	5.9%	6.1%	6.4%	6.6%	6.8%
574 or below	2.1%	2.1%	2.2%	2.3%	2.5%	2.5%

Primary average loan size (in thousands)
Flow	$142.8	$140.0	$138.3	$136.9	$135.6	$134.5
Structured transactions	$159.2	$155.6	$151.8	$150.7	$150.7	$145.4
Total	$145.5	$142.5	$140.3	$138.9	$137.8	$136.0

Loss severity—primary (quarterly)
Flow	88.5%	88.6%	83.1%	83.2%	84.9%	85.9%
Structured transactions	90.3%	92.4%	86.7%	86.8%	91.2%	94.3%
Total	89.0%	89.6%	84.0%	84.1%	86.5%	87.7%

Persistency
Primary persistency rate	70.7%	69.6%	67.3%	64.9%	63.1%	61.9%

Primary loans, defaults and default rates
Primary policies in force	734,431	720,347	714,742	722,756	736,908	743,533

Primary loans in default	39,206	39,997	38,573	37,102	37,784	42,702

Primary default rate	5.34%	5.55%	5.40%	5.13%	5.13%	5.74%
Flow only default rate	4.54%	4.75%	4.61%	4.44%	4.55%	5.13%
Structured transactions only default rate	9.29%	9.86%	9.96%	9.26%	8.59%	9.85%
Pool default rate	4.82%	4.24%	4.81%	5.60%	6.17%	6.84%

Claims paid (quarter-to-date in millions)
Primary claims paid—flow	$46.6	$43.0	$42.6	$36.2	$37.3	$39.2
Primary claims paid—structured transactions	18.3	15.4	14.7	11.3	13.5	12.3

Total primary claims paid	64.9	58.4	57.3	47.5	50.8	51.5
Total pool and other	4.4	3.0	4.7	4.6	4.3	5.1

Total claims paid	$69.3	$61.4	$62.0	$52.1	$55.1	$56.6

Number of primary claims paid (quarter-to-date)	2,362	2,195	2,346	2,038	2,058	2,138

Average primary claim size (quarter-to-date in thousands)	$27.5	$26.6	$24.4	$23.3	$24.7	$24.1

Captive reinsurance arrangements (year-to-date)
Percentage of flow NIW subject to captive reinsurance arrangements	49.3%	68.8%	71.6%	71.3%	69.6%	69.0%
Percentage of primary NIW subject to captive reinsurance arrangements	34.1%	50.4%	53.5%	51.5%	44.8%	54.7%
Percentage of primary IIF subject to captive reinsurance arrangements	51.0%	52.9%	53.9%	53.3%	53.2%	53.4%
Percentage of primary RIF subject to captive reinsurance arrangements	50.8%	53.2%	54.4%	53.9%	53.9%	54.4%

Alt-A primary insurance in force (in millions)
With FICO scores of 660 and above	$18,120	$15,738	$14,203	$13,216	$12,575	$11,455
With FICO scores below 660 and above 619	3,652	3,353	3,178	2,934	2,783	2,564

Total Alt-A primary insurance in force	$21,772	$19,091	$17,381	$16,150	$15,358	$14,019

Risk-to-capital ratio (9)	8.3 to 1	8.1 to 1	8.2 to 1	7.7 to 1	8.1 to 1	8.2 to 1

THE PMI GROUP, INC. AND SUBSIDIARIES

CMG MORTGAGE INSURANCE COMPANY FINANCIAL AND STATISTICAL INFORMATION

	March 31, 2007	December 31, 2006	March 31, 2006
Primary new insurance written (quarter-to-date in millions)	$1,053	$1,064	$891

Primary insurance in force (in millions)	$16,670	$16,320	$15,476

Primary risk in force (in millions)	$4,085	$3,984	$3,686

Policies in force	115,227	113,832	110,879

Persistency	78.5%	77.2%	72.3%

Primary loans in default	1,130	1,192	992

Primary default rate	0.98%	1.05%	0.89%

Primary claims paid (quarter-to-date in thousands)	$2,131	$1,372	$1,200

Number of primary claims paid (quarter-to-date)	75	54	55

Average primary claim size (quarter-to-date in thousands)	$28.4	$25.4	$21.8

PMI AUSTRALIA FINANCIAL AND STATISTICAL INFORMATION

	March 31, 2007	December 31, 2006	March 31, 2006
Net premiums written (quarter-to-date in thousands)	$38,234	$53,238	$34,640

Premiums earned (quarter-to-date in thousands)	$36,364	$34,167	$32,267

Flow insurance written (quarter-to-date in millions)	$4,300	$5,836	$4,152
RMBS insurance written (quarter-to-date in millions)	3,284	3,078	5,291

New insurance written (quarter-to-date in millions)	$7,584	$8,914	$9,443

Insurance in force (in millions)	$156,698	$148,765	$123,050

Risk in force (in millions)	$143,207	$135,541	$112,199

Policies in force	1,070,974	1,055,057	1,026,260

Loans in default	3,063	2,281	1,520

Default rate	0.29%	0.22%	0.15%

Claims paid (quarter-to-date in thousands)	$8,389	$6,584	$1,224

Number of claims paid (quarter-to-date)	126	118	31

Average claim size (quarter-to-date in thousands)	$66.6	$55.8	$39.5

PMI EUROPE FINANCIAL AND STATISTICAL INFORMATION

	March 31, 2007	December 31, 2006	March 31, 2006

Net premiums written (quarter-to-date in thousands)	$3,404	$3,213	$2,754

Premiums earned (quarter-to-date in thousands)	$3,579	$4,212	$3,888

New insurance written (quarter-to-date in millions)	$136	$160	$32

New credit default swaps written (quarter-to-date in millions)	$—	$5,994	$629

New reinsurance written (quarter-to-date in millions)	$504	$1,028	$627

Insurance in force (in millions)	$48,121	$48,467	$39,254

Risk in force (in millions)	$3,824	$3,850	$2,760

Claims paid including credit default swaps (quarter-to-date in thousands)	$1,547	$1,095	$644

THE PMI GROUP, INC. AND SUBSIDIARIES

APPENDIX A—QUARTERLY FINANCIAL INFORMATION

PMI AUSTRALIA QUARTERLY FINANCIAL INFORMATION

	2007	2006
	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter
		(Australian $ in thousands, unless otherwise noted)
Income Statement Components—Quarter Ended

Premiums earned	$46,240	$44,341	$52,634	$52,399	$43,644
Net investment income	$20,529	$19,453	$18,886	$17,529	$16,712
Net realized investment (losses) gains	$(97)	$(387)	$3,708	$(262)	$164
Change in fair value of foreign currency put options	$(1,168)	$(109)	$(638)	$(2,640)	$1,855
Total losses and expenses	$33,130	$37,656	$28,610	$24,843	$15,789
Net income	$22,953	$18,073	$32,688	$29,332	$32,546

Net income (U.S. $ in thousands)	$18,047	$13,830	$24,732	$21,923	$24,054

Balance Sheet Components

Assets

Cash and investments, at fair value	$1,375,824	$1,358,525	$1,314,487	$1,257,618	$1,219,179
Total assets	$1,476,400	$1,442,781	$1,396,072	$1,336,748	$1,302,982

Liabilities and Shareholder’s Equity

Reserve for losses and LAE	$48,439	$38,581	$24,185	$16,150	$11,489
Unearned premiums	$469,020	$466,644	$441,936	$431,864	$419,207
Shareholder’s equity	$909,665	$885,595	$874,975	$841,116	$822,918

PMI EUROPE QUARTERLY FINANCIAL INFORMATION

	2007	2006
	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter
		(Euro € in thousands, unless otherwise noted)
Income Statement Components—Quarter Ended

Premiums earned	€2,729	€3,264	€3,258	€3,108	€3,232
Income from credit default swaps	€1,397	€2,067	€769	€1,691	€1,356
Net investment income	€1,837	€1,803	€1,891	€1,797	€1,898
Net realized investment gains	€87	€35	€511	€361	€17
Change in fair value of foreign currency put options	€(76)	€—	€(2)	€(42)	€(43)
Total losses and expenses	€2,566	€3,001	€4,026	€2,635	€2,692
Net income	€2,272	€2,718	€1,559	€2,780	€2,451

Net income (U.S. $ in thousands)	$2,979	$3,506	$1,987	$3,498	$2,949

Balance Sheet Components

Assets

Cash and investments, at fair value	€166,322	€163,148	€162,858	€160,424	€182,304
Total assets	€188,090	€184,404	€182,503	€174,624	€192,990

Liabilities and Shareholder’s Equity

Reserve for losses and LAE	€13,170	€13,567	€13,340	€12,521	€12,581
Unearned premiums	€15,813	€15,943	€16,703	€17,648	€19,077
Shareholder’s equity	€143,331	€141,419	€138,766	€134,518	€132,900

THE PMI GROUP, INC. AND SUBSIDIARIES

APPENDIX B- BUSINESS SEGMENTS RESULTS OF OPERATIONS BY QUARTER

	2007	2006
	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter
	(Dollars in thousands)
U.S. Mortgage Insurance Operations (2)

Net premiums written	$195,916	$175,730	$160,468	$158,904	$163,474

Revenues
Premiums earned	$193,759	$184,511	$168,118	$167,826	$167,538
Net investment income	28,322	26,071	27,082	27,064	25,676
Equity in earnings from unconsolidated subsidiaries (1)	4,861	5,077	5,010	5,729	4,492
Net realized investment gains	2,267	1,627	1,620	305	237
Other (loss) income	(13)	(30)	(22)	7	(23)

Total revenues	229,196	217,256	201,808	200,931	197,920

Losses and expenses
Losses and loss adjustment expenses	92,784	72,039	67,699	64,153	59,147
Amortization of deferred policy acquisition costs	12,582	12,544	12,830	13,162	13,442
Other underwriting expenses and operating expenses	27,661	28,956	23,618	22,970	25,911
Field office restructuring	—	—	—	—	1,955
Litigation (recovery) settlement	—	(1,840)	(999)	—	—
Interest expense	—	—	1	1	—

Total losses and expenses	133,027	111,699	103,149	100,286	100,455

Income before income taxes	96,169	105,557	98,659	100,645	97,465
Income taxes	27,293	28,349	27,819	28,480	27,360

Net income	$68,876	$77,208	$70,840	$72,165	$70,105

International Operations (3)

Net premiums written	$43,382	$58,129	$51,942	$52,900	$38,420

Revenues
Premiums earned	$42,382	$41,219	$46,766	$45,801	$38,686
Income from credit default swaps	1,828	2,687	978	2,128	1,638
Net investment income	19,164	17,990	17,442	15,625	14,785
Net realized investment gains (losses)	37	(244)	3,452	252	142
Other income (loss)	389	(189)	(40)	(1,910)	1,393

Total revenues	63,800	61,463	68,598	61,896	56,644

Losses and expenses
Losses and loss adjustment expenses	16,536	18,492	11,907	7,708	1,792
Amortization of deferred policy acquisition costs	3,761	3,748	3,871	4,632	3,545
Other underwriting and operating expenses	10,573	11,064	11,205	10,461	9,789
Interest expense	6	1	124	—	—

Total losses and expenses	30,876	33,305	27,107	22,801	15,126

Income before income taxes	32,924	28,158	41,491	39,095	41,518
Income taxes	9,798	8,193	12,048	13,598	12,909

Net income	$23,126	$19,965	$29,443	$25,497	$28,609

Financial Guaranty (4)

Net premiums written	$4,741	$1,590	$—	$—	$—

Revenues
Premiums Earned	$207	$1	$—	$—	$—
Equity in earnings from unconsolidated subsidiaries (1)	31,703	30,953	26,549	26,476	23,235
Net investment income	2,321	2,036	(1)	2	—

Total revenues	34,231	32,990	26,548	26,478	23,235

Losses and expenses
Amortization of deferred policy acquisition costs	102	1	—	—	—
Other underwriting and operating expenses	454	716	—	—	—
Interest expense (11)	731	569	—	—	—

Total losses and expenses	1,287	1,286	—	—	—

Income before income taxes	32,944	31,704	26,548	26,478	23,235
Income taxes	3,080	3,281	2,820	2,469	2,137

Net income	$29,864	$28,423	$23,728	$24,009	$21,098

Corporate and Other (5)

Net premiums written	$12	$19	$16	$11	$10

Revenues
Premiums earned	$13	$12	$19	$16	$17
Net investment income	2,832	3,643	5,157	6,324	6,406
Equity in (losses) earnings from unconsolidated subsidiaries (1)	(55)	(124)	(68)	82	(102)
Net realized investment (losses) gains	(726)	(248)	(4,346)	(1)	(39)
Other income	1,706	2,829	3,204	3,712	3,777

Total revenues	3,770	6,112	3,966	10,133	10,059

Losses and expenses
Losses and loss adjustment expenses	—	1	(3)	—	—
Other underwriting expenses and operating expenses (6)	24,013	27,916	21,484	19,442	22,865
Net costs to exchange and extinguish long-term debt	—	1,169	875	—	—
Interest expense	7,522	11,753	9,361	8,066	8,179

Total losses and expenses	31,535	40,839	31,717	27,508	31,044

Loss before income tax benefits	(27,765)	(34,727)	(27,751)	(17,375)	(20,985)
Income tax benefits	(7,932)	(9,581)	(7,978)	(5,319)	(6,521)

Net loss	$(19,833)	$(25,146)	$(19,773)	$(12,056)	$(14,464)

THE PMI GROUP, INC. AND SUBSIDIARIES

APPENDIX C—PMI AUSTRALIA FINANCIAL AND STATISTICAL INFORMATION

	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005
Insurance in Force (U.S. $ in millions)
Flow	$98,630	$94,529	$86,026	$86,215	$81,503	$82,236
RMBS	58,068	54,236	48,975	49,314	41,547	37,679

Total	$156,698	$148,765	$135,001	$135,529	$123,050	$119,915

Risk in Force (U.S. $ in millions)
Flow	$85,349	$81,490	$74,328	$74,956	$70,773	$71,160
RMBS	57,858	54,051	48,831	49,183	41,426	37,591

Total	$143,207	$135,541	$123,159	$124,139	$112,199	$108,751

Average loan size (U.S. $ in thousands)
Flow	$150.7	$145.6	$134.8	$128.2	$122.5	$125.0
RMBS	$139.4	$133.7	$125.9	$122.6	$115.1	$116.3
Total	$146.3	$141.0	$131.5	$126.1	$119.9	$122.1

Loss severity (quarterly)
Flow	22.1%	20.5%	21.9%	18.2%	15.8%	15.7%
RMBS	16.6%	15.5%	21.7%	1.6%	3.9%	11.3%
Total	21.7%	19.9%	21.9%	18.2%	15.3%	15.6%

Primary loans, defaults and default rates
Policies in force—Flow	654,296	649,261	638,139	672,347	665,336	657,713
Policies in force—RMBS	416,678	405,796	388,851	402,271	360,924	324,019

Policies in force—Total	1,070,974	1,055,057	1,026,990	1,074,618	1,026,260	981,732

Loans in default—Flow	2,642	2,021	1,826	1,478	1,314	1,094
Loans in default —RMBS	421	260	273	253	206	170

Loans in default —Total	3,063	2,281	2,099	1,731	1,520	1,264

Default rate —Flow	0.40%	0.31%	0.29%	0.22%	0.20%	0.17%
Default rate —RMBS	0.10%	0.06%	0.07%	0.06%	0.06%	0.05%
Default rate —Total	0.29%	0.22%	0.20%	0.16%	0.15%	0.13%

Net claims paid (quarter to date in U.S. $ in thousands)
Net claims paid—Flow	$7,923	$5,999	$4,123	$3,179	$1,211	$1,421
Net claims paid—RMBS	466	585	411	2	13	33

Net claims paid—Total	8,389	6,584	4,534	3,181	1,224	1,454

Number of claims paid—Flow	115	107	72	72	30	36
Number of claims paid—RMBS	11	11	8	1	1	1

Number of claims paid—Total	126	118	80	73	31	37

Average claim size- Flow	$68.9	$56.1	$57.3	$44.2	$40.4	$39.5
Average claim size- RMBS	$42.4	$53.2	$51.4	$1.5	$13.6	$33.4
Average claim size- Total	$66.6	$55.8	$56.7	$43.6	$39.5	$39.3

Combined Ratio
Loss Ratio	44.4%	52.1%	26.4%	17.3%	3.8%	5.3%
Expense Ratio	28.3%	21.4%	23.6%	24.2%	30.1%	28.0%

Combined Ratio	72.7%	73.5%	50.0%	41.5%	33.9%	33.3%